CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, President of The Gabelli Global Gold, Natural Resources & Income Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 7, 2005                  /s/ Bruce N. Alpert
     ----------------------                 ------------------------------------
                                            Bruce N. Alpert, President &
                                            Principal Executive Officer


I, Joseph H. Egan, Treasurer of The Gabelli Global Gold, Natural Resources & Income Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 7, 2005                  /s/ Joseph H. Egan
     ----------------------                 ------------------------------------
                                            Joseph H. Egan, Treasurer &
                                            Principal Financial Officer